                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 7, 2004
                                                           ------------

                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)

                              1800 E. Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

On June 7, 2004, Tony Mastronardi, the executive vice president for business development and marketing of TouchTunes Music Corporation (the "Corporation") resigned from his position as an executive officer of the Corporation, effective [immediately]. Mr. Mastronardi is also a director of the Corporation, and will remain so.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION

                                   By: /s/  Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice President Finance and
                                       Chief Financial Officer


Date:  June 9, 2004